SCHEDULE OF BALANCES FOR THE OPERATING AND FINANCE LEASES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 USD ($)	Dec. 31, 2025 CNY (¥)	Dec. 31, 2024 CNY (¥)
Assets:
Right-of-use assets - operating lease	$ 2,019	¥ 14,122	¥ 10,800
Liability:
Current portion of operating lease liabilities	1,157	8,093	5,843
Non-current operating lease liabilities	541	3,785	4,731
Total operating lease liabilities	$ 1,698	¥ 11,878	¥ 10,574